As filed electronically with the Securities and Exchange Commission on or about July 20, 2020

Registration No. 333-237924

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] Pre-Effective Amendment No. 1      [    ] Post-Effective Amendment No. ___

FIRST TRUST EXCHANGE-TRADED FUND

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

 (630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine
First Trust Advisors L.P.
120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

 TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
First Trust Value Line® Dividend Index Fund, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

First Trust Value Line® 100 Exchange-Traded Fund

A Message from the Chairman of the Board of Trustees

[                        ], 2020

Dear Shareholder:

I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in First Trust Value Line® 100 Exchange-Traded Fund (“FVL”). Enclosed is a proxy statement and prospectus (“Proxy Statement/Prospectus”) seeking your approval of a proposal at a special meeting of shareholders of FVL (the “Meeting”).

At the Meeting, which is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on September 14, 2020, at 11:15 a.m., shareholders will be asked to consider and vote upon a proposal involving a reorganization transaction (the “Reorganization”) whereby FVL will be combined with First Trust Value Line® Dividend Index Fund (“FVD”), an exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund, an open-end management investment company, pursuant to which shareholders of FVL would become shareholders of FVD.

Through the Reorganization, shares of FVL would be exchanged, on a tax-free basis for federal income tax purposes as further described herein, for shares of FVD with an equal aggregate net asset value, and FVL shareholders will become shareholders of FVD.

In determining to recommend approval of the proposal, the Board of Trustees of FVL considered the following factors, among others:

•	FVL and FVD utilize the same index provider and track similar indices;
•	the Reorganization is expected to allow shareholders of FVL to hold shares of a fund with significantly greater net assets; and
•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

The Board of Trustees of FVL has approved the Agreement and Plan of Reorganization (the “Plan”) and the transactions it contemplates and recommends that FVL shareholders vote “FOR” approval of the Plan and the Reorganization it contemplates. A copy of the Plan is attached as Exhibit A to the enclosed Proxy Statement/Prospectus.

Also included in this booklet are the following materials concerning the upcoming Meeting:

•	a Notice of Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and
•	a Proxy Statement/Prospectus, which provides detailed information on FVD, the specific proposal being considered at the Meeting and why the proposal is being made, including the differences between FVL and FVD.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by touch-tone telephone or via the Internet. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of FVL that you own. Please take a few moments to read the enclosed materials and then cast your vote.

Our proxy solicitor, AST Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust Value Line® 100 Exchange-Traded Fund

If You Need Any Assistance, Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call AST Fund Solutions LLC at 800-207-2872 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

-ii-

Important Notice to Shareholders of

First Trust Value Line® 100 Exchange-Traded Fund

Questions & Answers

[                    ], 2020

Although we recommend that you read the entire Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	What is happening?
A.	You are being asked to vote to approve, at a special meeting of shareholders (the “Meeting”), the reorganization of First Trust Value Line® 100 Exchange-Traded Fund (“FVL”) into First Trust Value Line® Dividend Index Fund (“FVD,” and FVL and FVD are each a “Fund” and, together, the “Funds”). Specifically, you are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) between First Trust Exchange-Traded Fund (the “Trust”), of which FVL is a series, on behalf of FVL, and the Trust, of which FVD is a series, on behalf of FVD, pursuant to which the assets and liabilities of FVL will be transferred to FVD, and shareholders of FVL will become shareholders of FVD (collectively, the “Reorganization”).

The Board of Trustees of FVL has determined that the proposal is in the best interests of the Fund. The Board of Trustees recommends that you vote FOR the proposal.

Q.	How will the Reorganization be effected?
A.	Assuming FVL shareholders approve the Reorganization, FVL will be reorganized into FVD. Immediately following the reorganization, FVL will be terminated as a series of the Trust.

Upon the closing of the reorganization of FVL into FVD, FVL shareholders will receive newly issued shares of FVD. Shareholders of FVL will receive a number of FVD shares equal in aggregate net asset value to the aggregate net asset value of the FVL shares held by such shareholders, each computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the date of the closing of the Reorganization (the “Valuation Time”).

Q.	Why is the Reorganization being recommended?
A.	Since its conversion from a closed-end fund in June 2007, FVL has failed to attract assets or achieve scale. This may be partially due to the fact that, since its conversion, FVL has underperformed its benchmark. FVL’s Board of Trustees and management have regularly monitored the size and performance of FVL and considered a variety of alternatives to increase its assets and have sought to develop a viable approach to address FVL’s lack of scale. FVD has significantly greater assets than FVL and has outperformed FVL since FVL’s conversion through the end of 2019. The Board of Trustees and management of FVL believe the Reorganization may allow FVL shareholders who become shareholders of FVD to experience the benefits associated with holding shares in a fund with significantly greater assets than FVL while allowing FVL’s shareholders the opportunity to continue their investment in a similar index strategy. If the Reorganization is consummated, FVL’s shareholders will receive FVD shares equal in aggregate net asset value to the aggregate net asset value of their FVL shares as of the Valuation Time. Immediately after the Reorganization, FVD will have a greater asset base than FVL prior to the Reorganization. In addition, FVD has and is expected to maintain the same total operating expense ratio as FVL following the Reorganization and FVD has historically made higher distributions than FVL. No assurances can be given that FVD’s total operating expense ratio and distributions will remain at its current rate.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?
A.	Yes. The direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by First Trust Advisors, L.P., the investment adviser of the Funds (“First Trust” or the “Adviser”), regardless of whether the Reorganization is completed. However, the indirect expenses of the Reorganization, primarily relating to the repositioning of the assets of FVL, will be borne by FVL and will impact the net asset value of FVL prior to the Reorganization. Please see the question “Will the value of my investment change as a result of the approval of the proposed Reorganization?” below for additional information regarding the repositioning of the assets of FVL.
Q.	Will the shares held by FVL shareholders continue to be listed on the NYSE Arca following the Reorganization?
A.	Yes. FVL shares and FVD shares are both currently listed and trade on the NYSE Arca Exchange (the “NYSE Arca”), and FVD shares will continue to be listed and trade on the NYSE Arca following the Reorganization. Shareholders will bear no costs in connection with the delisting of FVL or the listing of additional shares of FVD in connection with the Reorganization.
Q.	Do the Funds have similar investment strategies and risks?
A.	Yes. The investment strategies of FVL and FVD are similar in certain respects, but have some important differences. As a result of such similarities, the Funds are subject to many of the same investment risks.

FVL is an index-based exchange-traded fund (“ETF”) whose investment objective is to seek investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Value Line® 100 Index (the “FVL Index”). In contrast, FVD is an index-based ETF whose investment objective is to seek investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Value Line® Dividend Index (the “FVD Index”).

FVL pursues its investment objective by investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FVL Index. FVL, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FVL Index. FVL’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The FVL Index is developed by Value Line Publishing, LLC (the “Index Provider”) and calculated by NYSE Arca. The FVL Index seeks to measure the performance of the 100 highest ranked securities according to the Index Provider’s proprietary Value Line Timeliness Ranking System.

FVD pursues its investment objective by investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FVD Index. FVD, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FVD Index. FVD’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FVL’s performance and the performance of the FVL Index; a figure of 1.00 would represent perfect correlation. The FVD Index is developed by the Index Provider and calculated by NYSE Arca. The FVD Index seeks to measure the performance of the securities ranked #1 or #2 according to the Index Provider’s proprietary Value Line® SafetyTM Ranking System that are also still expected to provide above-average dividend yield.

The principal differences between the investment strategies of FVL and FVD are that FVL and FVD seek investment results that track different, but similar, indices, that FVD has significant holdings in the financial and utilities sectors while FVL has significant holdings in the information technology sector, and that FVD invests in securities focused on dividend yield. As a result of such differences, FVL and FVD are subject to different risks associated with such different investments and strategies.

Q.	Are the Funds managed by the same portfolio management team?
A.	Yes. First Trust serves as the investment adviser to both FVL and FVD. For both Funds, investments are made under the direction of the Investment Committee of First Trust with daily decisions being made jointly by Investment Committee members.
Q.	Will the Reorganization constitute a taxable event for FVL shareholders?
A.	No. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and will not occur unless FVL’s counsel provides a tax opinion to that effect. If a shareholder chooses to sell FVL shares prior to the Reorganization, the sale will generate taxable gain or loss; therefore, such shareholder may wish to consult a tax advisor before doing so. Of course, the shareholder also may be subject to periodic capital gains as a result of the normal operations of FVL whether or not the proposed Reorganization occurs.

FVL, if requested by FVD, will attempt to dispose of assets that do not conform to FVD’s investment objective, policies and restrictions in advance of the Reorganization. It is anticipated that 87% of FVL’s assets will be disposed of prior to the Reorganization at the request of FVD and that such portfolio repositioning will result in transaction costs payable by FVL in advance of the Reorganization of approximately $8,700, or 0.03% of its net assets as of June 30, 2020. FVL intends to pay a dividend of any undistributed realized net investment income, if any, immediately prior to the closing of the Reorganization of FVL into FVD. The amount of dividends actually paid, if any, will depend on a number of factors, such as changes in the value of FVL’s holdings and the extent of the liquidation of securities between the date of the Meeting and the closing of such Reorganization. Any net investment income realized prior to the Reorganization will be distributed to FVL’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to FVL’s shareholders. As of the date hereof, no long-term capital gains distributions are expected to be paid by FVL prior to the Reorganization.

Q.	Will the value of my investment change as a result of the approval of the proposed Reorganization?
A.	Shareholders of FVL will receive a number of FVD shares equal in aggregate net asset value to the aggregate net asset value of the FVL shares held as of the Valuation Time. It is estimated that portfolio repositioning will result in transaction costs payable by FVL in advance of the Reorganization of approximately $8,700, or 0.03% of its net assets as of June 30, 2020, based on average costs normally incurred in such transactions. It is likely that the number of shares an FVL shareholder owns will change as a result of the Reorganization because shares of FVL will be exchanged for shares of FVD at an exchange ratio based on the Funds’ relative net asset values, which will likely differ from one another at the Valuation Time.

Q.	What vote is required to approve the proposed Reorganization?
A.	The approval of the proposed Reorganization requires the affirmative vote of (i) 67% or more of the FVL shares present at the Meeting, if the holders of more than 50% of the outstanding shares of FVL are present or represented by proxy, or (ii) more than 50% of the outstanding shares of FVL, whichever is less.
Q.	How does the Board of Trustees recommend that shareholders vote on the proposal?
A.	After careful consideration, the Board of Trustees has determined that the Reorganization is in the best interests of FVL and that the interests of FVL’s existing shareholders will not be diluted as a result of the Reorganization, and recommends that shareholders vote FOR the proposal.
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of FVL do not approve the Reorganization, each Fund will continue to exist and operate on a stand-alone basis.
Q.	When would the proposed Reorganization be effective?
A.	If approved, the Reorganization is expected to occur as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of FVL will receive notice indicating that the Reorganization was completed.
Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated;

•	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;
•	via the Internet by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting, or via telephonic or web based conference if held as a virtual meeting.

Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.

Q.	Whom should I call for additional information about the Proxy Statement/Prospectus?

A.        Please call AST Fund Solutions LLC, the Funds’ proxy solicitor, at 800-207-2872.

First Trust Value Line® 100 Exchange-Traded Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
To be held on September 14, 2020

[                           ], 2020

To the Shareholders of First Trust Value Line® 100 Exchange-Traded Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of First Trust Value Line® 100 Exchange-Traded Fund (“FVL”), a series of First Trust Exchange-Traded Fund, a Massachusetts business trust, is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on September 14, 2020, at 11:15 a.m. Central time, to consider the following (the “Proposal”):

To approve an Agreement and Plan of Reorganization by and between First Trust Exchange-Traded Fund, on behalf of FVL, and First Trust Exchange-Traded Fund, on behalf of First Trust Value Line® Dividend Index Fund (“FVD”), pursuant to which FVL would (i) transfer all of its assets to FVD in exchange solely for newly issued shares of FVD and FVD’s assumption of all of the liabilities of FVL and (ii) immediately distribute such newly issued shares of FVD to FVL shareholders (collectively, the “Reorganization”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be disclosed in a manner consistent with guidance issued by the Securities and Exchange Commission or its staff.

Holders of record of shares of FVL at the close of business on July 9, 2020 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of FVL,

W. Scott Jardine

Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance, Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call AST Fund Solutions LLC at 800-207-2872 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.       All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
First Trust Value Line® 100 Exchange-Traded Fund

This document contains a Proxy Statement/Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in accordance with the recommendation of the Board of Trustees as indicated on the cover of the Proxy Statement/Prospectus.

We urge you to review the Proxy Statement/Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call AST Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: 800-207-2872.

This page is intentionally left blank.

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

SUBJECT TO COMPLETION, DATED JULY 20, 2020

First Trust Value Line® 100 Exchange-Traded Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

PROXY STATEMENT/PROSPECTUS

[                           ], 2020

This Proxy Statement/Prospectus is being furnished to shareholders of First Trust Value Line® 100 Exchange-Traded Fund (“FVL”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund, an open-end management investment company (the “Trust”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of FVL (the “Board of Trustees”) expected to be held at the offices of FVL, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on September 14, 2020, at 11:15 a.m. Central time, as may be adjourned or postponed, to consider the proposal listed below, and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be disclosed in a manner consistent with guidance issued by the Securities and Exchange Commission or its staff. FVL and First Trust Value Line® Dividend Index Fund (“FVD”), an exchange-traded fund organized as a separate series of the Trust, are referred to herein collectively as the “Funds” and each is referred to herein individually as a “Fund.”

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposal described in this Proxy Statement/Prospectus or investing in FVD. Please read it carefully and keep it for future reference.

At the Meeting, the shareholders of FVL will be asked to approve the proposal, as described below (the “Proposal”):

To approve an Agreement and Plan of Reorganization by and between the Trust, on behalf of FVL, and the Trust, on behalf of FVD, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A (the “Plan”), pursuant to which FVL would (i) transfer all of its assets to FVD in exchange solely for newly issued shares of FVD and FVD’s assumption of all of the liabilities of FVL and (ii) immediately distribute such newly issued shares of FVD to FVL shareholders (collectively, the “Reorganization”).

The Board of Trustees has approved the Proposal as being in the best interests of FVL, and recommends that you vote FOR the Proposal. The Board of Trustees believes the Reorganization will allow FVL shareholders to hold shares in a fund with significantly greater assets while allowing FVL’s shareholders the opportunity to continue their investment in a similar index strategy. In addition, FVD has historically paid a higher distribution than FVL. No assurance can be given that FVD distributions will remain at their current rate.

The proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of FVL into FVD, pursuant to which FVL would (i) transfer all of its assets to FVD in exchange solely for newly issued shares of FVD and FVD’s assumption of all of the liabilities of FVL and (ii) immediately distribute such newly issued shares of FVD to FVL shareholders. Shareholders of FVL will receive a number of FVD shares equal in aggregate net asset value to the aggregate net asset value of the FVL shares held as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the closing of the reorganization of FVL into FVD (the “Valuation Time”). Through the Reorganization, shares of FVL would be exchanged on a tax-free basis for federal income tax purposes for shares of FVD. In the event that shareholders of FVL do not approve the Reorganization, each Fund will continue to exist and operate on a stand-alone basis.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

FVD lists and trades its shares on the NYSE Arca Exchange (the “NYSE Arca”). Shares of FVD are not redeemable individually and therefore liquidity for individual shareholders of FVD will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the FVD shares. Reports, proxy materials and other information concerning FVD can be inspected at the offices of the NYSE Arca.

The following documents contain additional information about FVL and FVD, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

(i) the prospectus and Statement of Additional Information of FVD, dated May 1, 2020, relating to shares of FVD (SEC File No. 333-125751);

(ii) the prospectus and Statement of Additional Information of FVL, dated May 1, 2020, relating to shares of FVL (SEC File No. 333-125751);

(iii) the audited financial statements and related independent registered public accounting firm’s report for FVD and the financial highlights for FVD contained in FVD’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 (SEC File No. 811-21774);

(iv) the audited financial statements and related independent registered public accounting firm’s report for FVL and the financial highlights for FVL contained in FVL’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 (SEC File No. 811-21774)

A copy of the FVD prospectus accompanies this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus is also incorporated by reference and legally deemed to be part of this document, and is available upon oral or written request at no charge by calling First Trust Advisors L.P. (“First Trust” or the “Advisor”) at (800) 621-1675 or by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. In addition, FVD will furnish, without charge, a copy of its prospectus, most recent Annual Report or Semi-Annual Report to a FVL shareholder upon request. FVL’s prospectus dated May 1, 2019, and Annual Report to Shareholders for the fiscal year ended December 31, 2019, containing audited financial statements, have been previously made available or mailed to shareholders. Copies of these documents are available upon request and without charge by writing to First Trust at the address listed above or by calling (800) 621-1675.

-ii-

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statement/prospectus materials and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning FVL and FVD may be inspected at the offices of the NYSE Arca.

This Proxy Statement/Prospectus serves as a prospectus of FVD in connection with the issuance of the FVD shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iii-

TABLE OF CONTENTS

INTRODUCTION	1
A. Synopsis	1
B. Risk Factors	7
C. Information About the Reorganization	14
D. Additional Information About the Investment Policies	23
Proposal — Reorganization of FVL Into FVD	28
ADDITIONAL INFORMATION ABOUT FVL AND FVD	29
GENERAL INFORMATION	32
OTHER MATTERS TO COME BEFORE THE MEETING	39
EXHIBIT A AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B Proxy Card for First Trust Value Line® 100 Exchange-Traded Fund	B-1

INTRODUCTION

You are being asked to vote at the Meeting to approve the reorganization of FVL into FVD. Specifically, you are being asked to consider and approve the Plan, pursuant to which the assets and liabilities of FVL will be transferred to FVD, and shareholders of FVL will become shareholders of FVD.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the Statement of Additional Information contained in this registration statement (the “Reorganization SAI”) and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

The Board of Trustees of FVL, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), has approved the proposed Reorganization, including the Plan. If the shareholders of FVL approve the Proposal, FVL will reorganize into FVD, pursuant to which FVL would (i) transfer all of its assets to FVD in exchange solely for newly issued shares of FVD and FVD’s assumption of all of the liabilities of FVL and (ii) immediately distribute such newly issued shares of FVD to FVL shareholders. In connection with the Reorganization, FVD will issue to FVL shareholders book entry interests for the shares of FVD registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of FVL will receive a number of FVD shares equal in aggregate net asset value to the aggregate net asset value of the FVL shares held as of the Valuation Time. Through the Reorganization, shares of FVL would be exchanged on a tax-free basis for federal income tax purposes for shares of FVD. Like shares of FVL, shares of FVD are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Background and Reasons for the Proposed Reorganization

Since its conversion from a closed-end fund, FVL has failed to attract assets or achieve scale. This may be partially due to the fact that, since its conversion, FVL has underperformed its benchmark. FVL’s Board of Trustees and management have regularly monitored the size and performance of FVL and considered a variety of alternatives to increase its assets and have sought to develop a viable approach to address FVL’s lack of scale. FVD has significantly greater assets than FVL and has outperformed FVL since FVL’s conversion on June 15, 2007 through the end of 2019. The Board of Trustees and management of FVL believe the Reorganization may allow FVL shareholders who become shareholders of FVD to experience the benefits associated with holding shares in a fund with significantly greater assets than FVL while allowing FVL’s shareholders the opportunity to continue their investment in a similar index strategy. Immediately after the Reorganization, FVD will have a greater asset base than FVL prior to the Reorganization. In addition, FVD has and is expected to maintain the same total operating expense ratio on a net basis, after fee waivers and expense reimbursements, as FVL, although FVD’s total operating expenses could increase after the current fee waivers and expense reimbursements terminate. FVD has historically made higher distributions than FVL. No assurance can be given that FVD’s total operating expense ratio and distributions will remain at their current rate.

Board Considerations Relating to the Proposed Reorganization

Based on information provided by First Trust, the Board of Trustees considered the following factors, among others, in determining to recommend that shareholders of FVL approve the Plan and the Reorganization it contemplates:

•	Compatibility of Investment Objectives and Policies. The Board of Trustees noted that FVL and FVD are both index-based ETFs that seek to track an index provided by Value Line, Inc. ("Value Line") and that both indices are comprised of U.S.-listed equities and selected from the same investment universe, although FVL’s underlying index seeks to select stocks likely to be the best performers over the next six to 12 months while FVD’s underlying index seeks to select stocks that provide above-average dividend yields with relatively low risk profiles, according to Value Line’s proprietary methodologies. The Board of Trustees also considered the approximately 12% overlap of the Funds’ current portfolio holdings.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board of Trustees considered comparative expense information for FVL and FVD, including comparisons between the current advisory fee rates and expense ratios for FVL and FVD and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board of Trustees noted that the advisory fee rate for each Fund is 0.50%, that each Fund’s total expenses are capped at 0.70% and that FVD’s advisory fee rate would not change as a result of the Reorganization. The Board of Trustees considered that the Advisor currently waives 19 basis points of FVL’s advisory fees under the expense cap. In addition, the Board of Trustees considered that the Advisor recently renegotiated FVD’s index licensing fee, which decreased from 15 basis points to 12.5 basis points effective January 2020, and will further decrease to 10 basis points effective January 2021, and that, as a result, FVD’s expense ratio is expected to fall below the expense cap of 0.70%, benefitting both existing FVD shareholders and FVL shareholders following the closing of the Reorganization. The Board of Trustees considered that the Reorganization would also benefit the Advisor as it would no longer need to waive advisory fees for FVL. The Board of Trustees also considered that the slight increase in FVD’s assets as a result of the Reorganization would increase the advisory fees payable to the Advisor.
•	Expenses of the Reorganization. The Board of Trustees noted that the Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board also noted the indirect costs to be borne by FVL as a result of portfolio repositioning prior to the Reorganization.
•	Improved Trading and Liquidity. The Board of Trustees considered the significantly larger asset size and trading volume of FVD as compared to FVL and that FVL shareholders would benefit from becoming shareholders of a larger fund with higher trading volume, likely resulting in improved liquidity and narrower bid-ask spreads experienced as shareholders of FVD.
•	Fund Performance and Distribution Rates. The Board of Trustees reviewed the historical performance of FVL and FVD, noting that FVD has outperformed FVL over the one-, three- five- and ten-year periods ended December 31, 2019, and over the period since FVL’s conversion through December 31, 2019. The Board of Trustees also received information comparing the Funds’ distribution rates as of December 31, 2019 and noted that FVD’s distribution rate was higher than FVL’s distribution rate as of December 31, 2019.

•	Portfolio Management. The Board of Trustees noted that each Fund is managed by the Advisor’s Investment Committee. The Board of Trustees noted that the Advisor’s Investment Committee would continue to manage FVD following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board of Trustees noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that FVL and FVD will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board of Trustees noted the Advisor’s statement that FVL’s capital loss carryforwards would offset projected gains relating to portfolio repositioning and that remaining capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by FVD.
•	Terms and Conditions of the Reorganization. The Board of Trustees considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of FVL and FVD in light of the basis on which shares of FVD would be issued to shareholders of FVL.

Please see “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees in connection with the proposed Reorganization.

The Board of Trustees of each Fund has concluded that the Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. In the event that shareholders of FVL do not approve the Reorganization, each Fund will continue to exist and operate on a stand-alone basis.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by FVL or its shareholders as a direct result of the Reorganization. Any undistributed net investment income realized prior to the Reorganization will be distributed to FVL’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to FVL’s shareholders. As of the date hereof, no long-term capital gains dividends are expected to be paid by FVL prior to the Reorganization. Through the Reorganization, FVL shares will be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVD with an equal aggregate net asset value, and FVL shareholders will become shareholders of FVD.

Comparison of the Funds

General. Both FVL and FVD are diversified, index-based ETFs that were created as series of the Trust, an open-end management investment company organized as a Massachusetts business trust on August 8, 2003.

Investment Objectives, Policies and Strategies. The investment strategies of FVL and FVD are similar, but have some important distinctions, each as discussed and summarized below. The primary differences between the investment strategies of FVL and FVD are as follows (i) FVL and FVD seek investment results that track different, but similar, indices, (ii) FVD has significant holdings in the financial and utilities sectors while FVL has significant holdings in the information technology sector, and (iii) FVD invests in securities focused on dividend yield. As a result of such differences, FVL and FVD are subject to the different risks associated with such different investments and strategies. The similarities and differences between the Funds’ investment objectives, principal strategies and policies and non-principal and other investment strategies and policies are highlighted below.

Each Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the approval of a “majority of the outstanding voting securities” of the respective Fund. A “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

Purchase, Redemption and Distribution. FVL and FVD issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a “Creation Unit”). FVL and FVD shares are not individually redeemable securities of FVL and FVD, respectively, except when aggregated as Creation Units. Shares of FVL and FVD are listed and traded on NYSE Arca under the ticker symbol “FVL” and “FVD,” respectively, to provide liquidity for individual shareholders of FVL and FVD in amounts less than the size of a Creation Unit. Shareholders of FVL and FVD are entitled to dividends as declared by their respective Trustees. Each of FVL and FVD distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Past Performance. The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of each Fund has varied from year to year, and how the average total returns of the Funds for different periods compare. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for FVD is provided below.

First Trust Value Line® Dividend Index Fund

Calendar Tear Total Returns as of 12/31(1)

(1)	The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2020 to March 31, 2020 was -22.54% and for the period January 1, 2020 to June 30, 2020 was -14.54%.

FVD’s past performance (before and after taxes) is not necessarily an indication of how FVD will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from FVD returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold, or will hold, FVD shares in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

FVD will be the accounting survivor in the Reorganization.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
FVD	1 Year	5 Year	10 Year	Since Inception(1)
Return Before Taxes	26.56%	10.79%	13.17%	10.16%
Return After Taxes on Distributions	25.47%	9.75%	12.06%	8.68%
Return After Taxes on Distributions and Sale of Fund Shares	15.69%	8.01%	10.37%	7.74%
Value Line® Dividend Index(2),(3) (reflects no deduction for fees, expenses or taxes)	27.63%	11.67%	14.08%	N/A
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	9.64%
Dow Jones U.S. Select Dividend IndexSM(3) (reflects no deduction for fees, expenses or taxes)	23.11%	9.91%	13.41%	N/A
(1)	Inception Date 8/19/2003
(2)	On December 15, 2006, FVD acquired the assets and adopted the financial and performance history of First Trust Value Line® Dividend Fund (the “Predecessor FVD Fund”), a closed-end fund, which had an inception date of August 19, 2003. The inception date total returns at Net Asset Value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of FVD are substantially similar to those of the Predecessor FVD Fund. The inception date of the FVD Index was July 3, 2006. Returns for the FVD Index are only disclosed for those periods in which the FVD Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (12/31/19) were 201.19% and 202.63% at Net Asset Value and Market Value, respectively. That compares to an FVD Index return of 233.65% for the same period. The average annual total returns for the period from the reorganization date (12/15/06) through period end (12/31/19) were 8.82% and 8.86% at Net Asset Value and Market Value, respectively. That compares to an FVD Index return of 9.68% for the same period.

Net Asset Value and Market Value returns assume that all dividend distributions have been reinvested in the Fund at Net Asset Value and Market Value, respectively. Prior to December 15, 2006, Net Asset Value and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE American) closing market price of the Predecessor FVD Fund.

(3)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods. The Value Line® Dividend Index did not exist at that time of the Predecessor FVD Fund’s inception.

Performance information for FVL is provided below.

First Trust Value Line® 100 Exchange-Traded Fund

Calendar Tear Total Returns as of 12/31(1)

(1)	The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2020 to March 31, 2020 was -21.15% and for the period January 1, 2020 to June 30, 2020 was -7.07%.

FVL’s past performance (before and after taxes) is not necessarily an indication of how FVL will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from FVL returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold FVL shares in tax-deferred accounts such as IRAs or employee-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
FVL	1 Year	5 Year	10 Year	Since Inception(1)
Return Before Taxes	22.38%	2.94%	8.79%	5.37%
Return After Taxes on Distributions	21.94%	2.65%	8.53%	4.58%
Return After Taxes on Distributions and Sale of Fund Shares	13.24%	2.13%	7.07%	4.07%
Value Line® 100 Index(2),(3) (reflects no deduction for fees, expenses or taxes)	23.42%	3.89%	9.80%	N/A
Russell 3000®Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%	9.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-45.24%	7.91%	13.18%	8.49%
(1)	Inception Date 6/12/2003
(2)	On June 15, 2007, FVL acquired the assets and adopted the financial and performance history of First Trust Value Line® 100 Fund (the “Predecessor FVL Fund,”) a closed-end fund, which had an inception date of June 12, 2003. The inception date total returns at Net Asset Value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of FVL are substantially similar to those of the Predecessor FVL Fund. The inception date of the FVL Index was January 16, 2007. Returns for the FVL Index are only disclosed for those periods in which the FVL Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (12/31/19) were 44.30% and 44.24% at Net Asset Value and Market Value, respectively. That compares to an FVL Index return of 61.14% for that same period. The average annual total returns for the period from the reorganization date (6/15/07) through period end (12/31/19) were 2.97% and 2.96% at Net Asset Value and Market Value, respectively. That compares to an FVL Index return of 3.88% for the same period. Net Asset Value and Market Value returns assume that all dividend distributions have been reinvested in the Fund at Net Asset Value and Market Value, respectively. Prior to June 15, 2007, Net Asset Value and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE American) closing market price of the Predecessor FVL Fund.
(3)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods. The Value Line® 100 Index did not exist at that time of the Predecessor FVL Fund’s inception.

B. Risk Factors

The investment strategies of FVL and FVD are similar, but have some important distinctions, as discussed in this Proxy Statement/Prospectus. The principal differences between the investment strategies of FVL and FVD are as follows (i) FVL and FVD seek investment results that track different, but similar, indices, (ii) FVD has significant holdings in the financial and utilities sectors while FVL has significant holdings in the information technology sector, and (iii) FVD invests in securities focused on dividend yield. As a result of such differences, FVL and FVD are subject to different risks associated with such different investments and strategies.

Aside from these differences, as investment companies following similar strategies, many of the principal risks applicable to an investment in FVL are also applicable to an investment in FVD. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in equity securities of any fund traded on an exchange. Risk is inherent in all investing.

As noted above, although many of the principal risks applicable to an investment in FVL are also applicable to an investment in FVD, there are some differences in the risks applicable to each Fund. FVD has significant holdings in financial companies and utilities companies making it more susceptible to risks associated with those sectors than funds without such significant holdings such as FVL and FVL has significant holdings in the information technology sector making it more susceptible to risks associated with that sector than funds without such significant holdings such as FVD. FVD also invests in securities that are expected to provide above-average dividend yield and therefore is more susceptible to the risks associated with dividends and inflation which are described below.

Because the Funds have substantially similar investment strategies, the Funds’ principal risks are substantially similar. The principal risks below should be considered by shareholders of FVL in their evaluation of the Reorganization.

General Risks of Investing in the Funds

The following risks are applicable to both FVD and FVL.

Authorized Participant Concentration Risk

Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A limited number of institutions act as authorized participants for each Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, each Fund’s shares may trade at a premium or discount to such Fund’s net asset value and possibly face delisting.

Cyber Security Risk

Each Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although each Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because each Fund does not directly control the cyber security systems of issuers or third-party service providers.

Depositary Receipts Risk

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk

The value of a Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Index Constituent Risk

A Fund may be a constituent of one or more indices. As a result, a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund’s shares, the size of a Fund and the market volatility of a Fund. Inclusion in an index could increase demand for a Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and such Fund’s market price may be below such Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a Fund’s shares.

Index Provider Risk

There is no assurance that an index provider, or any agents that act on its behalf, will compile an index accurately, or that an index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. An index provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in an index, and do not guarantee that an index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage each Fund consistently with an index provided by the index provider. The Advisor relies upon the index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the index accurately. Therefore, losses or costs associated with any index provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, an index provider or its agents may carry out an unscheduled rebalance of an index or other modification of index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile an index may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, particularly where an index is less commonly used as a benchmark by funds or advisors. For example, during a period where an index contains incorrect constituents, the Fund tracking an index would have market exposure to such constituents and would be underexposed to an index’s other constituents. Such errors may negatively impact the Fund and its shareholders. An index provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Market Maker Risk

A Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and a Fund’s market price. A Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund’s net asset value and the price at which a Fund’s shares are trading on the Exchange, which could result in a decrease in value of a Fund’s shares. This reduced effectiveness could result in a Fund’s shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for a Fund’s shares.

Market Risk

Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.

Non-Correlation Risk

A Fund’s return may not match the return of its index for a number of reasons. A Fund incurs operating expenses not applicable to its index, and may incur costs in buying and selling securities, especially when rebalancing a Fund’s portfolio holdings to reflect changes in the composition of its index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in its index or the ratios between the securities included in its index.

Passive Investment Risk

The Funds are not actively managed. Each Fund invests in securities included in or representative of its index regardless of investment merit. Each Fund generally will not attempt to take defensive positions in declining markets. In the event that an index is no longer calculated, the index license is terminated or the identity or character of the index is materially changed, a Fund will seek to engage a replacement index.

Portfolio Turnover Risk

High portfolio turnover may result in a Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.

Premium/Discount Risk

The market price of a Fund’s shares will generally fluctuate in accordance with changes in a Fund’s net asset value as well as the relative supply of and demand for shares on the exchange on which it trades. A Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on an exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be issued and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), each Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

Significant Exposure Risk

To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund were more broadly diversified. A significant exposure makes a Fund more susceptible to any single occurrence and may subject a Fund to greater market risk than a fund that is more broadly diversified.

Smaller Companies Risk

Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trading Issues Risk

Although the shares of each Fund are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in a Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in a Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of an exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on an exchange in the event such Fund’s assets are small or such Fund does not have enough shareholders.

Principal Risks Exclusive to FVD

The following specific factors have been identified as the principal risks of investing in FVD that do not pertain to FVL. These risks should be considered by shareholders of FVL in their evaluation of the Reorganization. An investment in FVD may not be appropriate for all investors. FVD is not intended to be a complete investment program. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to FVD. Shares of FVD at any point in time may be worth less than an investor’s original investment. As indicated, FVL may also be subject to certain of these risks.

Dividends Risk

FVD’s investment in dividend-paying securities could cause FVD to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Financial Companies Risk

Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of FVD’s assets and distributions may decline.

Utilities Companies Risk

Utilities companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utilities companies.

Principal Risks Exclusive to FVL

The investment objectives and strategies of FVL and FVD are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, FVL is subject to some additional risks that may not be associated with FVD.

Information Technology Companies Risk

Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization and are applicable to both FVD and FVL:

Anticipated Benefits Risk

Although it is anticipated that the Reorganization will lead to certain benefits for FVL and FVD shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk

In addition to the foregoing risks of investing in FVD, tax risk is associated with the proposed Reorganization. FVL’s counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of FVL’s counsel. The opinion of FVL’s counsel’s opinion is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The tax opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of FVL to FVD resulting in gain recognition to FVL. Under such circumstances, the shareholders of FVL would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of FVL. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution.

C. Information About the Reorganization

General

The Board of Trustees of FVL has approved, and the shareholders of FVL are being asked to approve, the Plan by and between the Trust, on behalf of FVL, and the Trust, on behalf of FVD, and the transactions it contemplates, including the reorganization of FVL into FVD in exchange for shares of FVD, on a tax-free basis for federal income tax purposes as provided for therein. The Board of Trustees believes the Reorganization will allow FVL shareholders to hold shares in a fund with significantly greater assets while allowing FVL’s shareholders the opportunity to continue their investment in a similar index strategy. In addition, FVD is expected to maintain a similar total operating expense ratio as FVL following the Reorganization, although FVD’s total operating expense ratio could increase. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of FVL is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. Abstentions will be treated as present for purposes of determining a quorum at the Meeting. Abstentions will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates. All Shares represented by properly submitted proxies will be counted as present for the purposes of determining a quorum.  Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers will request the instructions of such customers before the Meeting on how to vote their shares on the Proposal.  Under applicable NYSE rules, broker-dealer firms are not permitted to vote on the Plan and the Reorganization it contemplates with respect to shares for which no instructions have been received from customers.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

Pursuant to, and subject to the conditions contained in, the Plan, the proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of FVL into FVD, pursuant to which FVL would (i) transfer all of its assets to FVD in exchange solely for newly issued shares of FVD and FVD’s assumption of all of the liabilities of FVL and (ii) immediately distribute such newly issued shares of FVD to FVL shareholders. As a result, all of the assets of FVL will be transferred to FVD and FVD will assume all of the liabilities of FVL, including without limitation FVL’s indemnification obligations to its trustees and officers. Shareholders of FVL will receive a number of FVD shares equal in aggregate net asset value to the aggregate net asset value of the FVL shares held as of the Valuation Time. Through the Reorganization, shares of FVL would be exchanged on a tax-free basis for federal income tax purposes for shares of FVD. In the event that shareholders of FVL do not approve the Reorganization, each Fund will continue to exist and operate on a stand-alone basis.

The newly issued FVD shares in the Reorganization will be distributed to the shareholders of FVL in book entry form registered in a “street name” brokerage account held for the benefit of such shareholders upon the conversion of their FVL shares. Shareholders of FVL will receive a number of FVD shares based on their holdings in FVL as of the Valuation Time. FVD will not issue certificates representing FVD shares in connection with the Reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of FVD shares.

If requested by FVD, FVL agrees, prior to the closing date of the reorganization, to attempt to dispose of assets that do not conform to FVD’s investment objective, policies and restrictions. In addition, if it is determined that the FVL and the FVD portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon FVD with respect to such investments, FVL, if requested by FVD, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing date of the Reorganization. It is anticipated that 87% of FVL’s securities will be liquidated prior to the Reorganization. As a result of the disposition of its assets, FVL may declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to FVL shareholders all of its net investment income, if any, net of brokerage commissions, through the date of the Reorganization. As of the date hereof, no long-term capital gains dividends are expected prior to the Reorganization. The sale of such investments may increase the taxable distribution to shareholders of FVL occurring prior to the Reorganization above that which they would have received absent the Reorganization. It is estimated that portfolio repositioning will result in transaction costs payable by FVL in advance of the Reorganization of approximately $8,700, or 0.03% of its net assets as of June 30, 2020, based on average costs normally incurred in such transactions.

The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by First Trust. Direct Reorganization - related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by First Trust will be approximately $346,850.

The Plan may be terminated and the Reorganization abandoned due to (i) mutual agreement of the Trust, on behalf of FVD, and the Trust, on behalf of FVL; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the reorganization, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either FVL or FVD that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund involved in the transactions contemplated by the Plan.

If the Proposal as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to be completed shortly after the meeting.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

On January 30, 2020, the Board of Trustees of the Trust, on behalf of its series FVL and FVD, approved the Reorganization. For the reasons discussed below, the Board of Trustees determined that the proposed Reorganization would be in the best interests of FVL and FVD and that the interests of the existing shareholders of FVL and FVD would not be diluted as a result of the Reorganization.

The Board of Trustees considered the Reorganization over the course of meetings held in December 2019 and January 2020. At those meetings, the Advisor, the investment adviser to both FVL and FVD, discussed with the Board of Trustees its reasons for proposing the Reorganization. The Advisor noted that FVL has underperformed its benchmark over the one-, three-, five- and ten-year periods ended December 31, 2019, and over the period since FVL’s conversion from a closed-end fund to an index-based ETF on June 15, 2007 through December 31, 2019. In addition, the Advisor stated that FVL has received limited inflows of funds, noting that it has had net outflows in every year since 2010, that 2010 was the only year it had net inflows since its conversion, and that, as of December 31, 2019, it had approximately $38.5 million in assets. The Advisor further noted that, due to the relative underperformance of FVL’s index-based strategy and FVL’s pattern of outflows, the Advisor believes the Fund is unlikely to regain market acceptance. Based on all the information reviewed, the Advisor expressed its view that reorganizing FVL into FVD was an attractive option, given the compatibility of the investment strategies of the two Funds, the better historical performance and net flows of FVD, the significantly larger size of FVD and the likelihood of improved trading and liquidity to be experienced by shareholders of FVL as shareholders of FVD.

In advance of the meetings at which the Reorganization was discussed, the Advisor provided the Board of Trustees with a variety of materials relating to the Reorganization, including the rationale for and expected benefits of the Reorganization and comparative information about the Funds. In connection with the meetings and prior to approving the Reorganization, the Trustees who are not “interested persons” (as defined in the 1940 Act) of FVL or FVD (the “Independent Trustees”) reviewed the information provided with the Advisor, reviewed with independent legal counsel applicable law and their duties in considering the Reorganization and met in private sessions without the Advisor present.

Based upon all the information provided and the discussions at the meetings, the Board of Trustees, including all of the Independent Trustees, approved the Reorganization and recommends that shareholders of FVL vote to approve the Reorganization. In determining to approve the Reorganization and to recommend that shareholders of FVL vote to approve the Reorganization, the Board of Trustees considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies. The Board of Trustees noted that FVL and FVD are both index-based ETFs that seek to track an index provided by Value Line and that both indices are comprised of U.S.-listed equities and selected from the same investment universe, although FVL’s underlying index seeks to select stocks likely to be the best performers over the next six to 12 months while FVD’s underlying index seeks to select stocks that provide above-average dividend yields with relatively low risk profiles, according to Value Line’s proprietary methodologies. The Board of Trustees also considered the approximately 12% overlap of the Funds’ current portfolio holdings.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board of Trustees considered comparative expense information for FVL and FVD, including comparisons between the current advisory fee rates and expense ratios for FVL and FVD and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board of Trustees noted that the advisory fee rate for each Fund is 0.50%, that each Fund’s total expenses are capped at 0.70% and that FVD’s advisory fee rate would not change as a result of the Reorganization. The Board of Trustees considered that the Advisor currently waives 19 basis points of FVL’s advisory fees under the expense cap. In addition, the Board of Trustees considered that the Advisor recently renegotiated FVD’s index licensing fee, which decreased from 15 basis points to 12.5 basis points effective January 2020, and will further decrease to 10 basis points effective January 2021, and that, as a result, FVD’s expense ratio is expected to fall below the expense cap of 0.70%, benefitting both existing FVD shareholders and FVL shareholders following the closing of the Reorganization. The Board of Trustees considered that the Reorganization would also benefit the Advisor as it would no longer need to waive advisory fees for FVL. The Board of Trustees also considered that the slight increase in FVD’s assets as a result of the Reorganization would increase the advisory fees payable to the Advisor.

•	Expenses of the Reorganization. The Board of Trustees noted that the Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board of Trustees also noted the indirect costs to be borne by FVL as a result of portfolio repositioning prior to the Reorganization.
•	Improved Trading and Liquidity. The Board of Trustees considered the significantly larger asset size and trading volume of FVD as compared to FVL and that FVL shareholders would benefit from becoming shareholders of a larger fund with higher trading volume, likely resulting in improved liquidity and narrower bid-ask spreads experienced as shareholders of FVD.
•	Fund Performance and Distribution Rates. The Board of Trustees reviewed the historical performance of FVL and FVD, noting that FVD has outperformed FVL over the one-, three- five- and ten-year periods ended December 31, 2019, and over the period since FVL’s conversion through December 31, 2019. The Board of Trustees also received information comparing the Funds’ distribution rates as of December 31, 2019 and noted that FVD’s distribution rate was higher than FVL’s distribution rate as of December 31, 2019.
•	Portfolio Management. The Board of Trustees noted that each Fund is managed by the Advisor’s Investment Committee. The Board of Trustees noted that the Advisor’s Investment Committee would continue to manage FVD following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board of Trustees noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that FVL and FVD will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board of Trustees noted the Advisor’s statement that FVL’s capital loss carryforwards would offset projected gains relating to portfolio repositioning and that remaining capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by FVD.
•	Terms and Conditions of the Reorganization. The Board of Trustees considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of FVL and FVD in light of the basis on which shares of FVD would be issued to shareholders of FVL.

Based upon on all of the foregoing considerations, the Board of Trustees approved the proposed Plan and the Reorganization contemplated thereby and determined that the proposed Reorganization would be in the best interests of FVL and FVD. The Board of Trustees also determined that the interests of the existing shareholders of FVL and FVD would not be diluted as a result of the Reorganization. The Board of Trustees of FVL, including the Independent Trustees, recommends that shareholders of FVL approve the Plan and the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of each Fund as of June 30, 2020, and the pro forma combined capitalization of FVD as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of FVD will be received by the shareholders of FVL on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of FVD that actually will be received on or after such date.

	FVL	FVD	Pro Forma Adjustments(1)	FVD Pro Forma Combined Fund(2)
Shareholders’ Equity:

Shares, $0.01 par value per share, 1,589,982 shares outstanding for FVL, 284,087,986 shares outstanding for FVD, 285,195,294 shares outstanding for FVD Pro Forma Combined Fund(3)	$15,900	$2,840,880	$(4,827)	$2,851,953	(2)
Paid-in Surplus	45,482,346	9,523,003,221	4,827	9,568,490,394
Accumulated distributable earnings (loss)	(11,891,453)	(903,768,313)	—	(915,659,766	)(4)

Net Assets	$33,606,793	$8,622,075,788	$0	$8,655,682,581
Net Asset Value Per Share	$21.14	$30.35	$—	$30.35

(1)	Represents $0.01 par value per share multiplied by the difference between the number of FVD shares issued and FVL shares liquidated as a result of the reorganization.
(2)	The adjusted balances are presented as if the Reorganization were effective as of June 30, 2020 for information purposes only. The actual closing date of the Reorganization is expected to be promptly after shareholder approval of the Reorganization, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.
(3)	Assumes the issuance of 1,107,308 of FVD shares in the Reorganization which number is based on the net asset value of the FVD shares and the net asset value of FVL common shares, as of June 30, 2020. The issuance of such number of FVD Shares would result in the distribution of approximately 0.697 shares of FVD for each share of FVL, based on the net asset values of FVD shares and FVL shares as of June 30, 2020.
(4)	FVL carries forward all of its net realized losses from investment transactions to FVD. Realized capital losses are historically allowed to be carried forward for eight tax years. Limitations under the applicable tax regulations will apply to Reorganization losses.

Description of the Shares to be Issued by FVD

General. As a general matter, the shares of FVL and FVD have the same voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. Furthermore, FVL and FVD are governed by the same Declaration (as hereinafter defined) and by-laws (the “By-Laws”), which constitute the Funds’ charter documents. See “Additional Information About FVL and FVD – Charter Documents” below for additional discussion of each Fund’s charter documents.

Under the charter documents of FVL, shareholders of FVL are not entitled to dissenter’s rights of appraisal with respect to the reorganization of FVL into FVD. Shareholders of FVL, however, may sell their shares on the NYSE Arca until the closing date of the Reorganization. After the Reorganization, FVL shareholder will hold shares of FVD, which may also be sold on the NYSE Arca, as described in FVD’s prospectus.

The shares of FVL are currently listed and traded on the NYSE Arca under the symbol FVL. If the Reorganization is consummated, FVL shares will no longer be listed on the NYSE Arca and FVL will be dissolved, liquidated and terminated as provided in the Plan. The shares of FVD are currently listed and traded on NYSE Arca under the symbol FVD. Reports, proxy materials and other information concerning FVL and FVD may be inspected at the offices of the NYSE Arca.

The FVD shares, when issued in the Reorganization, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of FVD have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

Distributions and Dividend Reinvestment Plan. Each of FVL and FVD distributes its net investment income quarterly and its net realized capital gains at least annually, if any. FVD has a higher common share distribution rate than FVL. FVD has not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional FVD shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Comparative Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of FVL and FVD and the estimated pro forma fees and expenses of FVD after giving effect to the Reorganization. Actual expenses of the combined Fund may be higher.

	FVL	FVD	FVD Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.35%	0.21%	0.21%
Total Annual Fund Operating Expenses	0.85%	0.71%	0.71%
Fee Waiver and Expense Reimbursement	0.15%(1)	0.01%(2)	0.01%(2)
Net Annual Fund Operating Expenses	0.70%	0.70%	0.70%

________________

(1)	First Trust, FVL’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of FVL (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year at least through April 30, 2022. Expenses reimbursed and fees waived under such agreement are subject to recovery by FVL’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by FVL if it results in FVL exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The agreement may be terminated by the Trust, on behalf of FVL, at any time and by FVL’s investment advisor only after April 30, 2022 upon 60 days’ written notice.
(2)	First Trust, FVD’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of FVD (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year at least through April 30, 2022. Expenses reimbursed and fees waived under such agreement are subject to recovery by FVD’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The agreement may be terminated by the Trust, on behalf of FVD, at any time and by FVD’s investment advisor only after April 30, 2022 upon 60 days’ written notice.

Example

The following example is intended to help you compare the costs of investing in the shares of FVD on a pro forma basis following the Reorganization with the costs of investing in FVL and FVD without the Reorganization. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that FVD’s investment advisor’s agreement to waive fees and/or pay FVD’s expenses to the extent necessary to prevent the operating expenses of FVD (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following April 30, 2022. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
FVL	$72	$256	$457	$1,035
FVD	$72	$226	$394	$882
FVD (pro forma)	$72	$226	$394	$882

Distributions

Each of FVL and FVD distributes its net investment income quarterly, and each Fund distributes its net realized capital gains at least annually, if any. Neither FVL nor FVD have established a dividend reinvestment plan, but dividends may be reinvested automatically in additional FVL or FVD shares, respectively, if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)      the transfer of all FVL’s assets to FVD in exchange solely for FVD shares and the assumption by FVD of all the liabilities of FVL immediately followed by the pro rata, by class, distribution to FVL shareholders of all FVD shares received by FVL in complete liquidation of FVL and the termination of FVL as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and FVD and FVL will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

(b)      no gain or loss will be recognized by FVD upon the receipt of all the assets of FVL solely in exchange for FVD shares and the assumption by FVD of all the liabilities of FVL;

(c)      no gain or loss will be recognized by FVL upon the transfer of all FVL’s assets to FVD solely in exchange for FVD shares and the assumption by FVD of all the liabilities of FVL or upon the distribution (whether actual or constructive) of such FVD shares to FVL shareholders solely in exchange for such shareholders’ shares of FVL in complete liquidation of FVL;

(d)      no gain or loss will be recognized by FVL shareholders upon the exchange of their FVL shares solely for FVD shares in the Reorganization;

(e)      the aggregate basis of FVD shares received by each FVL shareholder pursuant to the Reorganization will be the same as the aggregate basis of the FVL shares exchanged therefor by such shareholder. The holding period of the FVD shares received by each FVL shareholder in the Reorganization will include the period during which the FVL shares exchanged therefor were held by such shareholder, provided such FVL shares are held as capital assets at the time of the Reorganization; and

(f)      the basis of FVL’s assets transferred to FVD will be the same as the basis of such assets in the hands of FVL immediately before the effective time of the Reorganization. The holding period of the assets of FVL received by FVD will include the period during which such assets were held by FVL.

No opinion will be expressed as to (1) the effect of the Reorganization on FVL, FVD or any FVL Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

While FVL shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

If the Proposal presented herein is approved by the shareholders of FVL, FVL will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) prior to the closing of the Reorganization, and such distributions will be taxable to shareholders of FVL. Such distributions are estimated as of the date hereof to be between approximately $0.016 and $0.077 per share of realized net investment income. As of the date hereof, the Fund does not anticipate that it will have any capital gains to distribute prior to the closing of the Reorganization.

FVL may reposition its portfolio prior to the Reorganization. It is estimated that 87% of FVL’s portfolio will be sold in such repositioning and that such portfolio repositioning will result in transaction costs payable by FVL in advance of the Reorganization of approximately $8,700, or 0.03% of its net assets as of June 30, 2020, based on average costs normally incurred in such transactions.

FVL has $10.6 million of net realized losses from investment transactions, none of which will expire by FVL’s next fiscal year end, which it will carry forward to FVD. FVL has no estimated built-in gain limitations and has an estimated built-in annual loss limitation of $487,857. FVD has $66.2 million of net realized losses from investment transactions, none of which will expire by FVD’s next fiscal year end. FVD has no estimated built-in loss limitations and no estimated built-in gain limitations.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Further Information Regarding the Reorganization

Each Fund’s Board of Trustees has determined that the proposed Reorganization is in the best interests of its Fund. Accordingly, the Board of Trustees of FVL recommends that FVL shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

The affirmative vote of a majority of the outstanding voting securities of FVL is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

If the Reorganization is approved by shareholders of FVL, FVL shareholders will receive confirmation of the approval after the Reorganization is completed, indicating the number of shares of FVD such FVL shareholders are receiving as a result of the Reorganization. Otherwise, FVL shareholders will be notified in the next shareholder report of FVL. If the Reorganization is completed, the number of shares owned by an FVL shareholder will change following the Reorganization, as the shareholder will own shares in a different entity. However, the shareholders of FVL will receive a number of FVD shares equal in aggregate net asset value to the aggregate net asset value of the FVL shares held as of the Valuation Time.

D. Additional Information About the Investment Policies

General Comparison of FVL and FVD

The investment strategies of FVL and FVD are similar, but have some important distinctions. FVL and FVD are index-based ETFs whose primary investment objective is to achieve investment results that correspond generally to the price and yield (before fees and expenses) of their respective index.

FVL will seek to achieve its investment objective by normally investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FVL Index. The FVL Index seeks to to measure the performance of the 100 highest ranked securities according to Value Line Publishing, LLC (the “Index Provider”) proprietary Value Line Timeliness Ranking System. FVD will seek to achieve its investment objective by normally investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FVD Index. The FVD Index seeks to measure the performance of the securities ranked #1 and #2 according to the Index Provider’s proprietary Value Line® Safety™ Ranking System.

Both FVL and FVD have elected to be classified as diversified funds. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Similar to most ETFs, FVL and FVD trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). ETFs also issue and redeem shares on a continuous basis, at net asset value, in Creation Units. Creation Units of FVL and FVD will generally be issued and redeemed in-kind for securities in which FVL and FVD invest, respectively. Except when aggregated in Creation Units, FVL and FVD shares are not redeemable securities. For more information on the procedures for purchasing and redeeming Creation Units of FVD, please see “Purchase, Redemption and Pricing of Shares” in the Reorganization SAI.

These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of FVL and FVD generally will not lead to a tax event for the Funds or their ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of FVL and FVD are traded on the NYSE Arca to provide liquidity for purchasers of FVL or FVD shares in amounts less than the size of a Creation Unit. The market price of FVL and FVD shares on the NYSE Arca may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range close to net asset value per share.

FVL and FVD shares are not currently subject to any 12b-1 distribution and service fees. The Board of Trustees of the Trust, of which FVL and FVD are series, have adopted Distribution and Service Plans pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plans, FVL and FVD are authorized to pay an amount up to 0.25% of their average daily net assets each year, respectively, to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by FVL or FVD, and FVL and FVD will not impose these fees prior to April 30, 2022. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of FVL’s and FVD’s assets, respectively, over time these fees would increase the cost of an investment in FVL or FVD and may cost shareholders more than certain other types of sales charges.

Principal Investment Strategies of FVD

FVD will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FVD Index. FVD, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FVD Index. FVD’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FVD’s performance and the performance of the FVD Index; a figure of 1.00 would represent perfect correlation. The FVD Index is developed by the Index Provider and calculated by NYSE Arca.

The FVD Index seeks to measure the performance of the securities ranked #1 or #2 according to the Index Provider’s proprietary Value Line® SafetyTM Ranking System (the “Safety Ranking System”) that are also still expected to provide above-average dividend yield. According to information published by Value Line, the Safety Ranking System seeks to measure the total risk of a security relative to the total risk of the approximately 1,700 securities comprising the FVD Index’s initial universe. The initial universe of 1,700 U.S.-listed equity securities accounts for approximately 90% of the market capitalization of all stocks traded on U.S. securities exchanges and is intended to provide broad industry coverage. According to information published by Value Line, the companies selected by Value Line for the initial universe are chosen based on the following criteria: (i) a market capitalization of at least $500 million; (ii) a share price of at least $10; and (iii) a float of at least 10 million shares.

On a weekly basis, the Safety Ranking System assigns a rank of #1 (safest) to #5 (riskiest) to each of the securities in the initial universe based on each security’s expected total risk relative to the other securities in the universe. According to information published by Value Line, the Safety Rank is derived from two equally weighted measurements, a security’s “price stability rank” and “financial strength rating.” A security’s “price stability rank” is based on the standard deviation of weekly percent changes in the price of the security over the last five years. A company’s “financial strength rating” is the Index Provider’s measure of a company’s financial condition. The FVD Index excludes all securities that are not assigned a Safety Rank of #1 or #2. The FVD Index also excludes all securities issued by companies with a market capitalization of less than $1 billion and those companies with a lower than average dividend yield, as compared to the indicated dividend yield of the S&P 500 Index. The remaining securities are selected for inclusion in the FVD Index and are equally weighted. Because the Safety Ranking System assigns ranks weekly and the Index reconstitutes monthly, the Index may, for the remainder of any given monthly period, contain securities that are no longer assigned a Safety Rank of #1 or #2. The FVD Index may contain the securities of small, mid and large capitalization companies.

The FVD Index is rebalanced and reconstituted monthly and FVD will make corresponding changes to its portfolio shortly after the FVD Index changes are made public. FVD will be concentrated in an industry or a group of industries to the extent that the FVD Index is so concentrated. As of March 31, 2020, the FVD Index was composed of 196 securities and the Fund had significant investments in financial companies and utilities companies, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.

Principal Investments of FVD

Equity Securities. FVD invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.

Principal Investment Strategies of FVL

FVL will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FVL Index. FVL, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FVL Index. FVL’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FVL’s performance and the performance of the FVL Index; a figure of 1.00 would represent perfect correlation. The FVL Index is developed by the Index Provider and calculated by NYSE Arca.

The FVL Index seeks to measure the performance of the 100 highest ranked securities according to the Index Provider’s proprietary Value Line Timeliness Ranking System (the “Timeliness Ranking System”). According to information published by Value Line, the Timeliness Ranking System seeks to predict relative price performance of the approximately 1,700 securities comprising the Value Line Investment Survey universe during the next six to twelve months. The initial universe of 1,700 U.S.-listed equity securities accounts for approximately 90% of the market capitalization of all stocks traded on U.S. securities exchanges and is intended to provide broad industry coverage.

On a weekly basis, the Timeliness Ranking System employs an algorithm that utilizes a wide array of data to assign a Timeliness Rank from #1 (highest) to #5 (lowest) to each of the securities in the initial universe based on each security’s expected price performance relative to the other securities in the universe over the following six to twelve months. According to published reports, some of the information utilized in determining a company’s Timeliness Rank include a company’s earnings growth, earnings growth over the past ten years in relation to the recent price performance of the company’s stock relative to all of the securities comprising the initial universe, recent quarterly earnings performance and reporting of results that are significantly better or worse than market expectations. The 100 securities determined by the algorithm to be most likely to outperform the initial universe over the next six to twelve months are assigned a #1 ranking. The 100 securities ranked #1 at the time of the Index reconstitution are selected for inclusion in the Index and are equally weighted. Because the Timeliness Ranking System assigns ranks weekly and the FVL Index reconstitutes monthly, the FVL Index may, for the remainder of any given monthly period, contain securities that are no longer assigned a Timeliness Rank of #1. The FVL Index may contain the securities of small, mid and large capitalization companies.

The FVL Index is rebalanced and reconstituted quarterly and FVL will make corresponding changes to its portfolio shortly after the FVL Index changes are made public. FVL will be concentrated in an industry or a group of industries to the extent that the FVL Index is so concentrated. As of March 31, 2020, the Index was composed of 96 securities. As of July 17, 2020, FVL had significant investments in information technology companies, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.

Principal Investments of FVL

Equity Securities. FVL invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.

Investment Advisers and Portfolio Managers

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust provides certain clerical, bookkeeping and other administrative services to each Fund as well as fund reporting services. In addition to the foregoing, First Trust is also responsible for the selection and ongoing monitoring of the portfolio securities for the Funds. Following the Reorganization, First Trust will continue in its capacity as the investment adviser of FVD.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Funds.

As of July 17, 2020, First Trust served as investment advisor to eight mutual funds, ten exchange-traded funds consisting of 160 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. As of June 30, 2020, First Trust collectively managed or supervised approximately $139 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts. First Trust is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust and FTP are based in Wheaton, Illinois.

There is no one individual primarily responsible for portfolio management decisions for FVL or FVD. Investments are made under the direction of the Investment Committee of First Trust with daily decisions being made jointly by Investment Committee members. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.

Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist joined First Trust as a Vice President in April 2004 and was a Senior Vice President of First Trust and FTP from September 2005 to July 2012. Mr. Lindquist has been a Managing Director of First Trust and FTP since 2012.

Mr. Erickson has been a Senior Vice President of First Trust and FTP since 2001. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.

Mr. Testin has been a Senior Vice President of First Trust and FTP since 2003. Mr. Testin is the head of First Trust’s Portfolio Management Group.

Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.

Pursuant to the Investment Management Agreement between First Trust and The Trust, on behalf of FVL and FVD, First Trust is paid an annual management fee of 0.50% of FVL and FVD’s respective average daily net assets. FVL and FVD are responsible for paying all of their own expenses of operation. First Trust has agreed to waive fees and/or reimburse FVL and FVD for expenses to the extent necessary to prevent their operating expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding (as a percentage of average daily net assets) 0.70%.

Proposal

The Proposal to be submitted to the shareholders of First Trust Value Line® 100 Exchange-Traded Fund at the Meeting is as follows:

To approve an Agreement and Plan of Reorganization by and between the First Trust Exchange-Traded Fund, on behalf of First Trust Value Line® 100 Exchange-Traded Fund, and First Trust Exchange-Traded Fund, on behalf of First Trust Value Line® Dividend Index Fund, pursuant to which First Trust Value Line® 100 Exchange-Traded Fund would (i) transfer all of its assets to First Trust Value Line® Dividend Index Fund in exchange solely for newly issued shares of First Trust Value Line® Dividend Index Fund and First Trust Value Line® Dividend Index Fund’s assumption of all of the liabilities of First Trust Value Line® 100 Exchange-Traded Fund and (ii) immediately distribute such newly issued shares of First Trust Value Line® Dividend Index Fund to First Trust Value Line® 100 Exchange-Traded Fund shareholders (collectively, the “Reorganization”).

For the forgoing reasons, the Board of Trustees of FVL recommends that FVL shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

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ADDITIONAL INFORMATION ABOUT FVL AND FVD

Charter Documents.

Each of FVL and FVD is a diversified series of the Trust, a Massachusetts business trust governed by Massachusetts law. The Trust is governed by an Amended and Restated Declaration of Trust, dated as of June 12, 2017 (the “Declaration”) and By-Laws. Additional information about the Declaration and By-Laws is provided below.

Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote. The Trust is permitted to have more than one series, and currently there are 19 series of the Trust existing in addition to FVL and FVD. In some circumstances, all of the series vote together, but a separate vote will be taken by the shareholders of FVL and FVD on matters affecting FVL and FVD, respectively, as a series when so required under the 1940 Act or when the Board of Trustees of FVL and FVD has determined that the matter affects only the interests of the shareholders of FVL or FVD, respectively. If a matter affects only a particular series of the Trust and does not affect FVL or FVD, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for FVL would be voted upon only by shareholders of FVL.

Neither Fund is required to hold annual meetings of shareholders under its Declaration and By-Laws. Shareholder meetings of the Trust must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of FVL and FVD may be called by a majority of the Trustees of the Trust. Shareholder meetings of FVL and FVD shall be called by the Secretary of the Trust, upon the order of the Trustees of the Trust upon the written request of the shareholders holding shares of FVL or FVD, respectively, representing in the aggregate not less than one-third of the voting power of the outstanding shares of FVL or FVD, respectively, entitled to vote on the matters specified in such written request provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders of FVL or FVD requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Neither Fund’s shares have preemptive rights. However, under the Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the Trustees may determine. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee or sales charge). Unlike conventional mutual funds, ETFs like FVL and FVD issue and redeem shares on a continuous basis, at net asset value, only in Creation Units. Creation Units of FVL and FVD will generally be issued and redeemed in-kind for securities in which FVL or FVD, respectively, invest. A Creation Unit of FVL and FVD consists of 50,000 shares. FVL and FVD shares are not individually redeemable securities of FVL and FVD, respectively, except when aggregated as Creation Units. Shares of FVL and FVD are listed and traded on NYSE Arca under the ticker symbols “FVL” and “FVD,” respectively, to provide liquidity for individual shareholders of FVL and FVD shares in amounts less than the size of a Creation Unit.

Shareholders of FVL and FVD are entitled to dividends as declared by the Trustees, and if the Trust were liquidated, each shareholder of FVL and FVD would be entitled to receive pro rata the distributable assets of the Trust attributable to shares of FVL and FVD, respectively. Each of FVL and FVD distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the respective Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of the Fund.

As noted above, the Trust issues its shares in more than one series. The Declaration authorizes the issuance of classes of shares. All consideration received by FVL or FVD for the issue or sale of shares of FVL or FVD, respectively, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of the Trust, subject only to the rights of creditors of FVL or FVD, respectively, and belong irrevocably to FVL or FVD for all purposes. Additional series of the Trust may be established by the Trustees of the Trust from time to time. Shares of FVL or FVD may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, the Declaration of the Trust requires a shareholder vote on those matters where the 1940 Act requires a vote of shareholders and also with respect to (i) the removal of Trustees, (ii) the termination of the Trust under certain circumstances, (iii) certain amendments to the Declaration of Trust, (iv) mergers, consolidations, or sale of assets involving the Trust or a series, except where the Trust or a series is the surviving entity, and (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders.

The Trust is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. Except as required by the 1940 Act or NYSE Arca rules or as described above, the Declaration does not require the Trustees of the Trust to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the Trustees then in office. The Declaration provides that, subject to the limits of the 1940 Act and with the exception of certain limited circumstances, any Trustee of the Trust may be removed from office only (i) by action of at least two-thirds of the outstanding shares of the respective Fund, or (ii) by the action of at least two-thirds of the remaining Trustees.

Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the Charter Documents governing FVD and FVL. Please see the charter documents themselves for additional information.

Independent Registered Public Accounting Firm (“Auditor”)

Deloitte & Touche LLP serves as Auditor for both FVL and FVD.

Fund Service Providers

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, acts as the administrator, accounting agent, custodian and transfer agent to FVL and FVD. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to both FVL and FVD.

Net Asset Value

FVD’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for FVD by taking the market price of FVD’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees of FVD or its delegate.

FVD’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq Stock Market (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided First Trust’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, First Trust’s Pricing Committee, at fair value. The use of fair value pricing by FVD is governed by valuation procedures adopted by the Board of Trustees and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of FVD’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used generally they will differ from the current market valuations.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of FVL on or about [               ], 2020. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact AST Fund Solutions LLC, proxy solicitor for the Funds, at 800-207-2872.

Shareholders of record of FVL as of the close of business on July 9, 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board of Trustees requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with FVL a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

AST Fund Solutions LLC has been engaged to assist in the solicitation of proxies for FVL. As the date of the Meeting approaches, certain shareholders of FVL may receive a telephone call from a representative of AST Fund Solutions LLC if their votes have not yet been received. Authorization to permit AST Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of FVL. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Trustees believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of AST Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. AST Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of the Trust, a quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of FVL entitled to vote at the Meeting. For purposes of establishing whether a quorum is present, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

If a quorum is not present, the chair of the Meeting or person presiding thereat, as applicable, may adjourn the Meeting from time to time until a quorum is present. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned when such adjournment is approved by the vote of holders of shares of FVL representing a majority of the voting power of the shares of FVL present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment. Unless a proxy is otherwise limited in this regard, any shares of FVL present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.

Broker-dealer firms holding shares of FVL in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal. Pursuant to NYSE Rule 452, broker-dealers that are members of the NYSE Arca and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions may not vote such customer’s shares on the Proposal being considered at the Meeting. Broker-dealers who are not members of the NYSE Arca may be subject to other rules, which may or may not permit them to vote customer shares without instruction.

The affirmative vote of a majority of the outstanding voting securities of FVL is required to approve the Proposal relating to the Plan as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of FVL present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of FVL. For purposes of determining the approval of the Plan and the Reorganization it contemplates by FVL shareholders, abstentions and broker non-votes will have the effect of a vote against the Proposal.

Proxy solicitations will be made, beginning on or about [                      ], 2020, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of FVL, as applicable; (ii) AST Fund Solutions LLC, FVL’ proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) First Trust, the investment adviser of the Funds; (iv) the Bank of New York Mellon, the administrator, accounting agent, custodian and transfer agent of FVL ; or (v) any affiliates of those entities.

The direct expenses of the Reorganization and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by First Trust.

The indirect expenses of the Reorganization, primarily relating to the repositioning of the assets of FVL, will be borne by FVL and are estimated to be approximately $8,700, or 0.03% of its net assets as of June 30, 2020, based on average costs normally incurred in such transactions.

As of the Record Date, 1,539,982 shares of FVL were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of FVL the shareholder owns.

Share Ownership of FVL and FVD

Based solely on information First Trust obtained from filings available on the SEC’s EDGAR website, the following tables provide information regarding persons who owned beneficially or of record 5% or more of shares of FVL and FVD and, on a pro forma basis, FVD on a post-Reorganization basis. Neither First Trust nor FVL have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

FVL

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Wells Fargo Clearing Services, LLC 2801 Market Street H006-09B St. Louis, MO 63103	195,918	12.74%
TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	161,983	10.53%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF F&S TS SUB 4804 Deer lake Dr E Jacksonville, FL 32246	149,021	9.69%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	147,281	9.57%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	99,733	6.48%
Edward Jones 201 Progress Parkway Maryland Heights, MO 63043-3042	99,471	6.47%
Charles Schwab & Co., Inc. 2423 E Lincoln Dr. Phoenix, AZ 85016	96,951	6.30%

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
BOFA Securities, Inc. 4804 Deer lake Dr E Jacksonville, FL 32246	78,674	5.11%

(1)	This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FVD and FVL disclaim any responsibility as to the accuracy of such information.

FVD

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	44,115,006	15.52%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	27,518,302	9.68%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	26,400,944	9.29%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF F&S TS SUB 4804 Deer lake Dr E Jacksonville, FL 32246	23,097,656	8.12%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	22,215,729	7.81%
American Enterprise Investment Services Inc. 901 3rd Avenues South Minneapolis, MN 55474	21,036,955	7.40%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	20,507,918	7.21%
Wells Fargo Clearing Services, LLC 2810 Market Street H006-09B St. Louis, MO 63103	17,521,471	6.16%

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	16,983,227	5.97%

(1)	This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FVD and FVL disclaim any responsibility as to the accuracy of such information.

As of December 31, 2019, the Trustees and executive officers of FVL as a group beneficially owned less than 1% of FVL’s outstanding shares, and the Trustees and executive officers of FVD as a group beneficially owned less than 1% of FVD’s outstanding shares.

Pro Forma FVD Post Reorganization

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	44,185,869	15.48%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	27,547,939	9.65%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	26,505,591	9.29%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF F&S TS SUB 4804 Deer lake Dr E Jacksonville, FL 32246	23,203,540	8.13%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	22,268,243	7.80%
Ameriprise Investment Services 901 3rd Avenues South Minneapolis, MN 55474	21,048,288	7.37%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	20,544,781	7.20%
Wells Fargo Clearing Services, LLC 2810 Market Street H006-09B St. Louis, MO 63103	17,660,676	6.19%
TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	17,098,321	5.99%

(1)	This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FVL and FVD disclaim any responsibility as to the accuracy of such information. Such information assumes the completion of the Reorganization and the relative net asset values of FVD common shares and FVL common shares as of July 9, 2020.

Shareholder Proposals

FVL’s and FVD’s By-Laws do not permit shareholder proposals for action by shareholders at an annual meeting of shareholders other than as required under federal law. FVL’s and FVD’s Board of Trustees, respectively, may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, FVL and FVD do not intend to hold regular annual or special meetings of its shareholders.

Shareholder Communications

Shareholders of FVL or FVD who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of FVL’s and FVD’s Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is an FVL or FVD shareholder, as applicable. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for FVL is December 31. The fiscal year end for FVD is December 31.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisor.

Annual Report Delivery

Annual reports will be sent to shareholders of record of FVD and, if the Reorganization is not consummated, to shareholders of FVL following the applicable Fund’s next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

Any shareholder of FVL who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by timely submitting a letter of revocation or a later-dated proxy to FVL at its address above. A list of shareholders of record of FVL entitled to notice of and to be present and to vote at the Meeting will be available at the Advisor’s Wheaton, Illinois offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of FVL during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of share ownership of FVL to be admitted to the Meeting or to inspect the list of shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of FVL.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance, Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call AST Fund Solutions LLC at 800-207-2872 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 14th day of July, 2020 by First Trust Exchange-Traded Fund, a Massachusetts business trust (the “Trust”), on behalf of its series, First Trust Value Line® Dividend Index Fund (the “Acquiring Fund”), the Trust, on behalf of its series, First Trust Value Line® 100 Exchange-Traded Fund (the “Target Fund”), and First Trust Advisors L.P. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement.

WHEREAS, the Acquiring Fund and the Target Fund are each a series of the Trust, and are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3      LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION. As of the Closing, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depositary in connection with the establishment of book-entry ownership of the shares.

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1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Target Fund’s net assets and liabilities and the value of the Acquiring Fund’s net assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust exchange-traded funds adopted by the Board (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3      SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. Shareholders of record of the Target Fund at the Closing will be credited with full and fractional shares of the Acquiring Fund.

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2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE Arca Exchange (“NYSE Arca”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE Arca or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. The Closing shall occur at on , 2020 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time. The Closing shall be held as of the close of business on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such Target Fund Shareholder as of the Closing.

(b) The Acquiring Fund shall cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Target Fund as of December 31, 2019, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2019, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2019, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

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(i)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

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(p)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)      The financial statements of the Acquiring Fund as of December 31, 2019 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. Before the Closing Date, the Acquiring Fund will advise the Target Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2019, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

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(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

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(o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2      APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Target Fund Shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

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5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

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7.3      The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5      The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2      As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

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(a)       The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Massachusetts securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston in connection with the termination of the Target Fund as a series of the Trust.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

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8.7      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

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ARTICLE IX

EXPENSES

9.1      The Adviser will pay the expenses incurred by each Fund in connection with the Reorganization (as described below, the “Reorganization Expenses”) regardless of whether the Reorganization is consummated. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs; provided, however, that the Target Fund will be responsible for the expenses relating to the disposition or acquisition of securities of the Target Fund in connection with the Reorganization.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or any Vice President of the Target Fund or the Acquiring Fund, respectively, without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

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11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      All parties hereto are expressly put on notice of the Declaration of Trust of the Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the trustees or officers of the Trust, on behalf of the Acquiring Fund and on behalf of the Target Fund, in each case acting as trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

First Trust Exchange-Traded Fund, on behalf of First Trust Value Line® Dividend Index Fund

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President

First Trust Exchange-Traded Fund, on behalf of First Trust Value Line® 100 Exchange-Traded Fund

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

FIRST TRUST ADVISORS L.P.

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

[Signature Page to the Agreement and Plan of Reorganization]

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EXHIBIT B

Proxy Card for First Trust VALUE LINE® 100 EXCHANGE-TRADED FUND

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-800-207-2872 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (1-800-207-2872) Monday through Friday 9 a.m. to 10 p.m. Eastern time
PLEASE CAST YOUR PROXY VOTE TODAY!	CONTROL NUMBER

First Trust Value Line® 100 Exchange-Traded Fund,

a series of

FIRST TRUST EXCHANGE-TRADED FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2020

The undersigned holder of shares of the First Trust Value Line® 100 Exchange-Traded Fund (“FVL” or the “Fund”), a series of First Trust Exchange-Traded Fund, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman or any one of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) which is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on September 14, 2020, at 11:15 a.m. Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated [              ], 2020 (the “Proxy Statement/Prospectus), and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any other adjournments or postponements thereof not set forth in the Proposals for the Fund (set forth on the reverse side of this proxy card) (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Fund’s Proposals set forth on the reverse side of this proxy card.

This proxy is solicited on behalf of the Board of Trustees, and the Proposals for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-207-2872. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on September 14, 2020. The proxy statement of the Fund is available at: [                  ]

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

B-1

First Trust Value Line® 100 Exchange-Traded Fund,

a series of

First Trust Exchange-Traded Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD ___________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ___________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FUND’S PROPOSAL SET FORTH BELOW.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization by and between the First Trust Exchange-Traded Fund, on behalf of First Trust Value Line® 100 Exchange-Traded Fund, and First Trust Exchange-Traded Fund, on behalf of First Trust Value Line® Dividend Index Fund, pursuant to which First Trust Value Line® 100 Exchange-Traded Fund would (i) transfer all of its assets to First Trust Value Line® Dividend Index Fund in exchange solely for newly issued shares of First Trust Value Line® Dividend Index Fund and First Trust Value Line® Dividend Index Fund’s assumption of all of the liabilities of First Trust Value Line® 100 Exchange-Traded Fund and (ii) immediately distribute such newly issued shares of First Trust Value Line® Dividend Index Fund to First Trust Value Line® 100 Exchange-Traded Fund shareholders (collectively, the "Reorganization").	○	○	○
2.	If a quorum is present and the Agreement and Plan of Reorganization does not receive the requisite number of votes for approval, to adjourn the Meeting and solicit additional votes.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

B-2

SUBJECT TO COMPLETION, DATED JULY 17, 2020

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

First Trust Value Line® 100 Exchange-Traded Fund (FVL),

A SERIES OF

FIRST TRUST EXCHANGE-TRADED FUND
AND
First Trust Value Line® Dividend Index Fund (FVD),
A SERIES OF
FIRST TRUST EXCHANGE-TRADED FUND

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [__________], 2020 that is being furnished to shareholders of First Trust Value Line® 100 Exchange-Traded Fund (“FVL”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund, an open-end management investment company (the “Trust”), and First Trust Value Line® Dividend Index Fund (“FVD” and together with FVL, each a “Fund”), an exchange-traded fund organized as a separate series of the Trust, in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of FVL (the “Board of Trustees”) to be held at the offices of the Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on September 14, 2020, at 11:15 a.m. Central time. The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the COVID-19 pandemic. Any change to the time, date or location of the Meeting will be disclosed in a manner consistent with guidance issued by the Securities and Exchange Commission or its staff. At the Meeting, shareholders of FVL will be asked to approve an Agreement and Plan of Reorganization between FVL and FVD, pursuant to which FVL would reorganize into FVD, and shareholders of FVL would become shareholders of FVD (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing FVL and FVD at the address shown above or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i) Statement of Additional Information, dated May 1, 2020, for FVD;

(ii) Statement of Additional Information, dated May 1, 2020, for FVL;

(iii) the financial statements of FVD for its most recent fiscal year ending December 31, 2019;

(iv) the financial statements of FVL for its most recent fiscal year ending December 31, 2019.

Please note that since the net asset value of FVL does not exceed ten percent of FVD’s net asset value as of June 30, 2020, pro forma financial statements need not be prepared for this transaction under Item 14(2) of Form N-14.

The date of this Statement of Additional Information is [__________], 2020.

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TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS	1
MANAGEMENT OF THE FUNDS	3
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	3
INVESTMENT ADVISORY AND OTHER SERVICES	5
PORTFOLIO MANAGERS	5
BROKERAGE ALLOCATION AND OTHER PRACTICES	6
TAXATION OF THE FUNDS	6
CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR	6
FINANCIAL STATEMENTS	7
-i-

FUND HISTORY

This Statement of Additional Information relates to an Agreement of Plan and Reorganization between First Trust Exchange-Traded Fund (the “Trust”), on behalf of its series First Trust Value Line® 100 Exchange-Traded Fund (“FVL”), and the Trust, on behalf of its series First Trust Value Line® Dividend Index Fund (“FVD” and together with FVL, the “Funds” and each individually a “Fund”), pursuant to which FVL would reorganize into FVD, and shareholders of FVL would become shareholders of FVD (the “Reorganization”). FVD is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). For further information concerning FVD in general see the headings “General Description of the Trust and the Funds” in FVD’s Statement of Additional Information as it relates to FVD. For further information concerning FVL in general see the headings “General Description of the Trust and the Fund” in FVL’s Statement of Additional Information as it related to FVL.

DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS

FVD and FVL are subject to the same fundamental policies, listed below:

1.	A Fund may not issue senior securities, except as permitted under the 1940 Act.
2.	A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 331⁄3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).
3.	A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
4.	A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
5.	A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 331⁄3% of the value of a Fund's total assets.

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6.	A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
7.	A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund’s Index is based on concentrations in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
8.	Each Fund is subject to the following fundamental policy: each such Fund, may not, as to 75% of its total assets, purchase the securities of any issuer (except securities of other investment companies or securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Additionally, each Fund has adopted a non-fundamental policy to invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the index it seeks to track.

The fundamental policies of the Funds are identical and the non-fundamental policies, as described above and below, are similar but apply to different indices for each Fund.

FVD Investment Objective and Risks

FVD’s investment objective, which is a fundamental policy, is to seek investment results that correspond generally to the price and yield (before fees and expenses) of the Value Line® Dividend Index.

For a discussion of FVD’s investment objective and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FVD’s Statement of Additional Information as it relates to FVD. For a discussion of the risks associated with an investment in FVD, see the heading “Investment Risks” in FVD’s Statement of Additional Information as it relates to FVD. For a discussion of the fundamental and nonfundamental investment policies of FVD adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FVD’s Statement of Additional Information as it relates to FVD.

FVL Investment Objective and Risks

FVL’s investment objective, which is a fundamental policy, is to seek investment results that correspond generally to the price and yield (before fees and expenses) of the Value Line® 100 Index.

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For a discussion of FVL’s investment objective and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FVL’s Statement of Additional Information as it relates to FVL. For a discussion of the risks associated with an investment in FVL, see the heading “Investment Risks” in FVL’s Statement of Additional Information as it relates to FVL. For a discussion of the fundamental and nonfundamental investment policies of FVL adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FVL’s Statement of Additional Information as it relates to FVL.

MANAGEMENT OF THE FUNDS

Management of FVD

For a disclosure of the names and a brief occupational biography of each of the FVD’s trustees and officers, identifying those who are interested persons of FVD, see the heading “Management of the Funds” in FVD’s Statement of Additional Information.

As of December 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FVD.

Management of FVL

For a disclosure of the names and a brief occupational biography of each of FVL’s trustees and officers, identifying those who are interested persons of FVL, see the heading “Management of the Fund” in FVL’s Statement of Additional Information.

As of December 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FVL.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

FVD

For a discussion of the persons who control FVD, persons who own beneficially 5% or more of FVD’s outstanding equity securities and percentages of the Fund’s equity securities owned by all officers, trustees, and members of any advisory board of the Trust as a group, see the heading “Management of the Funds” and “Exhibit A – Principal Holders Table” in FVD’s Statement of Additional Information.

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To the knowledge of the Board of Trustees, as of July 9, 2020, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) beneficially owned more than 5% of FVD’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission (“SEC”) by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

FVD
Beneficial Ownership of Shares

Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Outstanding Shares Beneficially Owned
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	44,115,006	15.52%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	27,518,302	9.68%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	26,400,944	9.29%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF F&S TS SUB 4804 Deer lake Dr E Jacksonville, FL 32246	23,097,656	8.12%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	22,215,729	7.81%
American Enterprise Investment Services Inc. 901 3rd Avenues South Minneapolis, MN 55474	21,036,955	7.40%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	20,507,918	7.21%

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Wells Fargo Clearing Services, LLC 2810 Market Street H006-09B St. Louis, MO 63103	17,521,471	6.16%
TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	16,983,227	5.97%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Other Services of FVD

For a discussion of FVD’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Funds” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FVD’s Statement of Additional Information.

Investment Advisory and Other Services of FVL

For a discussion of FVL’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Fund” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FVL’s Statement of Additional Information.

PORTFOLIO MANAGERS

Portfolio Managers of FVD

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FVD, see heading “Management of the Funds” in FVD’s Statement of Additional Information as it relates to FVD.

Portfolio Managers of FVL

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FVL, see heading “Management of the Fund” in FVL’s Statement of Additional Information as it related to FVL.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Allocation and Other Practices of FVD

For a discussion of FVD’s brokerage policy, see the heading “Brokerage Allocations” in FVD’s Statement of Additional Information.

Brokerage Allocation and Other Practices of FVL

For a discussion of FVL’s brokerage policy, see the heading “Brokerage Allocations” in FVL’s Statement of Additional Information.

TAXATION OF THE FUNDS

Taxation of FVD

For a discussion of any tax information relating to ownership of FVD’s shares, see the heading “Federal Tax Matters” in FVD’s Statement of Additional Information.

Taxation of FVL

For a discussion of any tax information relating to ownership of FVL’s shares, see the heading “Federal Tax Matters” in FVL’s Statement of Additional Information.

CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR

FVD

For a discussion of FVD’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Funds” and “Additional Information” in FVD’s Statement of Additional Information.

For a description of the purchase and redemption procedures for FVD’s shares and a discussion of FVD’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FVD’s Statement of Additional Information.

For a discussion of FVD’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FVD’s Statement of Additional Information.

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FVL

For a discussion of FVL’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Fund” and “Additional Information” in FVL’s Statement of Additional Information.

For a description of the purchase and redemption procedures for FVL’s shares and a discussion of FVL’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FVL’s Statement of Additional Information.

For a discussion of FVL’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FVL’s Statement of Additional Information.

FINANCIAL STATEMENTS

Financial Highlights of FVD

For the Audited financial statements for FVD for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FVD, see the heading “Financial Highlights” in FVD’s Prospectus.

Financial Highlights of FVL

For the Audited financial statements for FVL for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FVL, see the heading “Financial Highlights” in FVL’s Prospectus.

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PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, or agents of another organization in which the Trust has an interest as a shareholder, creditor, or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

1)	(a) Amended and Restated Declaration of Trust. (4)

(b) Amended and Restated Establishment and Designation of Series. (6)

(2)	By-Laws of the Registrant. (2)
(3)	Not applicable.
(4)	Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto). (11)
(5)	Not applicable.

(6)	(a) Investment Management Agreement, dated December 6, 2010. (2)

(b) Amendment to Schedule A of the Investment Management Agreement. (3)

(c) Expense Reimbursement, Fee Waiver and Recovery Agreement. (2)

(d) Amendment of Exhibit A of the Expense Reimbursement Letter. (9)

(7)	(a) Distribution Agreement. (2)

(b) Amended Exhibit A of the Distribution Agreement. (7)

(8)	Not applicable.
(9)	(a) Custody Agreement between the Registrant and The Bank of New York. (1)

(b) Amended Schedule II of the Custody Agreement. (7)

(10)	(a) 12b-1 Service Plan. (1)

(b) Exhibit A to 12b-1 Service Plan. (7)

(c) 12b-1 Plan Extension Letter Agreement. (9)

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated April 30, 2020. (10)
(12)	Opinion and Consent of Chapman and Cutler LLP dated April 30, 2020. (10)
(13)	Not applicable.
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust Value Line® 100 Exchange-Traded Fund. (11)

(b) Consent of Independent Registered Public Accounting Firm for First Trust Value Line® Dividend Index Fund. (11)

(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (10)
(17)	Not applicable.

_______________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on September 26, 2005.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on April 27, 2011.
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on April 23, 2015.
(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on July 24, 2017.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on July 28, 2017.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on April 11, 2018.
(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on July 19, 2018.
(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on April 29, 2019.
(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on April 29, 2020.
(10)	Incorporated by reference to the Registrant’s Registration Statement on Form N-13 (File No. 333-237924) filed on April 29, 2020.
(11)	Filed herewith.

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 20th day of July, 2020.

First Trust Exchange-Traded Fund

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature				Date
/s/ James M. Dykas	President and Chief Executive
James M. Dykas	Officer			July 20, 2020

/s/ Donald P. Swade	Treasurer, Chief Financial
Donald P. Swade	Officer and Chief Accounting Officer			July 20, 2020

)
James A. Bowen*	Trustee	)
)
)
Richard E. Erickson*	Trustee	)
)
		)	By:	/s/ W. Scott Jardine
Thomas R. Kadlec*	Trustee	)		W. Scott Jardine
		)		Attorney-In-Fact
		)		July 20, 2020
Robert F. Keith*	Trustee	)
)
)
Niel B. Nielson*	Trustee	)
)
*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were filed on April 29, 2020 as Exhibit (16) to the Registrant’s Registration Statement on Form N-14 (333-237924).

EXHIBIT INDEX

(4)	Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto).
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust Value Line® 100 Exchange-Traded Fund.

(b) Consent of Independent Registered Public Accounting Firm for First Trust Value Line® Dividend Index Fund.